UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  October 3, 2025

TILE SHOP HOLDINGS, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-35629	45-5538095
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

14000 Carlson Parkway, Plymouth, Minnesota	55441
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (763) 852-2950

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of each class:	Trading Symbol(s)	Name of each exchange on which registered:
Common Stock, $0.0001 par value per share	TTSH	The Nasdaq Stock Market, LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 8.01	Other Events.

On October 3, 2025, the board of directors of Tile Shop Holdings, Inc. (the “Board”), a Delaware corporation (the “Company”), upon the recommendation of the Independent Transaction Committee of the Board (the “Transaction Committee”) consisting of independent directors, unanimously approved a “going dark” transaction whereby the Company would effect a reverse and forward stock split of the Company’s common stock, par value $0.0001 per share (the “Common Stock”) as further described below, in conjunction with delisting and registering the Common Stock from the Nasdaq Capital Market (“Nasdaq”) and terminating the Company’s public company reporting obligations (collectively, the “Transaction”), subject to obtaining the requisite approval of the Company’s stockholders of the Reverse Stock Split at a special meeting of the Company’s stockholders (the “Special Meeting”), which is currently expected to occur in December 2025.

Specifically, the Board approved , and recommend that the Company’s stockholders approve, a reverse stock split of the Common Stock, at a ratio not less than 1-for-2,000 and not greater than 1-for-4,000 (the “Reverse Stock Split”), followed immediately by a forward stock split of the Common Stock at the same ratio but inverse (i.e., if the Reverse Stock Split were 1-for-2,000, then the Forward Stock Split would be 2,000-for-1) (the “Forward Stock Split,” and together with the Reverse Stock Split, the “Stock Split”). Approval of the Reverse Stock Split requires the affirmative vote a majority of the votes cast (in person or by proxy) by the stockholders entitled to vote thereon. As a result of the Reverse Stock Split, each share of Common Stock held by a stockholder of record owning immediately prior to the effective time fewer than the minimum number of shares, which, depending on the Stock Split ratio chosen by the Board, would be between 2,000 and 4,000 shares (the “Minimum Number”), would be converted into the right to receive $6.60 in cash (the “Cash-Out Price”), without interest, and such stockholders would no longer be stockholders of the Company. Stockholders owning a number of shares of Common Stock equal to or greater than the Minimum Number immediately prior to the effective time of the Reverse Stock Split (the “Continuing Stockholders”) would not be entitled to receive any cash for their fractional share interests resulting from the Reverse Stock Split, if any. The Forward Stock Split, which would immediately follow the Reverse Stock Split, would reconvert whole shares and fractional share interests held by the Continuing Stockholders back into the same number of shares of the Common Stock held by such Continuing Stockholders immediately prior to the effective time. As a result of the Forward Stock Split, the total number of shares of Common Stock held by a Continuing Stockholder would not change as a result of the Stock Split. The Company estimates that, based on a mid-point Reverse Stock Split ratio of 1-for-3,000, approximately 726.000 shares of Common Stock (or approximately 16% of the Common Stock currently outstanding) would be cashed out in the Transaction and the aggregate cost to the Company of the Transaction would be approximately $4.8 million, plus transaction expenses, which are estimated to be approximately $523,000.

The Cash-Out Price represents a premium above the Common Stock’s closing price on October 2, 2025, and is supported by a fairness opinion delivered by GuideCap Partners LLC, whom the Transaction Committee engaged for such purpose. The Company intends to fund the Cash-Out Price using cash on hand together with borrowings under the Company’s line of credit, if necessary.

The Transaction Committee and the Board each unanimously determined that it was advisable and substantively and procedurally fair to, and in the best interests of, the Company and its stockholders, that the Company pursue the delisting of the Common Stock from Nasdaq, the termination of the registration of  the Common Stock under Sections 12(d) and 12(g) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and the suspension of the Company’s duty to file periodic reports and other information with the U.S. Securities and Exchange Commission (the “SEC”) under Section 13(a) thereunder. The Transaction Committee and the Board believe that the Company currently realizes none of the traditional benefits of public company status, yet incurs all of the significant annual expenses and indirect costs associated with being a public company.

Without its public company status, the Company would have an ongoing cost structure befitting its current and foreseeable scale of operations and its management would be able to have an increased focus on core operations. The purpose of the Reverse Stock Split is to (i) help the Company reduce and maintain the number of its record holders of its Common Stock below 300, which is the level at which the SEC public reporting obligations are required, (ii) offer liquidity to smaller stockholders at $6.60 per share without a brokerage commission (if applicable), and (iii) provide all stockholders the opportunity to vote on this matter.

Subject to the filing of the Company’s proxy statement relating to the proposed Reverse Stock Split and stockholder approval thereof, it is anticipated that the Reverse Stock Split would become effective shortly after the Special Meeting. As of September 25, 2025, the Company’s directors and executive officers owned approximately 36.9% of the issued and outstanding shares of Common Stock and are expected to vote “FOR” the approval of the Reverse Stock Split. The terms and contemplated timeline of the Reverse Stock Split, including the manner of determining the fair value for fractional share interests to be cashed out in the transaction, will be set forth in the preliminary proxy statement and a transaction statement on Schedule 13E-3 to be filed by the Company outlining the Transaction. The Transaction may be considered a “going private” transaction as defined in Rule 13e-3 promulgated under the Exchange Act, as it is part of a plan to terminate the registration of the Common Stock under Sections 12(b) and 15(d) of the Exchange Act and suspend the Company’s duty to file periodic reports and other information with the SEC under Section 13(a) thereunder, and to delist the Common Stock from Nasdaq.

The Board also retained the right to abandon the Transaction, either before or after the vote of stockholders, if the Board determines that the Transaction is no longer in the best interests of the Company and its stockholders.

On October 6, 2025, the Company issued a press release announcing the Transaction. The press release is filed as Exhibits 99.1 to this Current Report on Form 8-K (this “Form 8-K”) and is incorporated by reference herein.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

99.1	Press Release, dated October 6, 2025.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

Additional Information and Where to Find It

THIS FORM 8-K IS ONLY A BRIEF DESCRIPTION OF THE PROPOSED TRANSACTION. IT IS NOT A REQUEST FOR OR SOLICITATION OF A PROXY OR AN OFFER TO ACQUIRE OR SELL ANY SHARES OF COMMON STOCK. THE COMPANY INTENDS TO FILE A PROXY STATEMENT AND OTHER REQUIRED MATERIALS, INCLUDING A SCHEDULE 13E-3, WITH THE SEC CONCERNING THE TRANSACTION. A COPY OF ALL FINAL PROXY MATERIALS WILL BE SENT TO STOCKHOLDERS PRIOR TO THE  SPECIAL MEETING AT WHICH THE COMPANY’S STOCKHOLDERS WILL BE ASKED TO VOTE ON THE PROPOSALS DESCRIBED IN THE MATERIALS PROVIDED BY THE COMPANY. THE COMPANY URGES ALL STOCKHOLDERS TO READ THE PROXY STATEMENT WHEN IT BECOMES AVAILABLE, AS WELL AS ALL OTHER RELEVANT DOCUMENTS FILED WITH THE SEC, BECAUSE THOSE DOCUMENTS WILL INCLUDE IMPORTANT INFORMATION. A FREE COPY OF ALL MATERIALS THE COMPANY FILES WITH THE SEC, INCLUDING THE COMPANY’S SCHEDULE 13E-3 AND PROXY STATEMENT, WILL BE AVAILABLE AT NO COST ON THE SEC’S WEBSITE AT WWW.SEC.GOV. WHEN THOSE DOCUMENTS BECOME AVAILABLE, THE PROXY STATEMENT AND OTHER DOCUMENTS FILED BY THE COMPANY MAY ALSO BE OBTAINED WITHOUT CHARGE BY DIRECTING A REQUEST TO TILE SHOP HOLDINGS INC., 14000 CARLSON PARKWAY PLYMOUTH, MN 55441, ATTENTION: INVESTOR RELATIONS.

Participants in the Solicitation

The Company and its directors and executive officers may be deemed to be participants in the solicitation of proxies in connection with the proposed Transaction. Information concerning such participants will be set forth in the proxy statement for the Special Meeting, which will be filed with the SEC on Schedule 14A (the “Proxy Statement”). To the extent that holdings of the Company’s securities change since the amounts printed in the Proxy Statement, such changes will be reflected on Statements of Change in Ownership on Form 4 or other filings filed with the SEC. Additional information regarding the interests of such participants in the solicitation of proxies in connection with the proposed Transaction will be included in the Proxy Statement.

Forward Looking Statements

This Form 8-K may contain forward-looking statements that are being made pursuant to the Private Securities Litigation Reform Act of 1995, which provides a “safe harbor” for forward-looking statements to encourage companies to provide prospective information so long as those statements are accompanied by meaningful cautionary statements identifying important factors that could cause actual results to differ materially from those discussed in the statement. Such forward-looking statements include statements about the perceived benefits and costs of the proposed Transaction, the number of shares of Common Stock that are expected to be cashed out in the proposed Transaction, the timing and stockholder approval of the proposed Transaction, the estimated ratio of the Reverse Stock Split and Forward Stock Split, and the Company’s intended use of its cash on hand together with borrowings under the Company’s line of credit, if necessary, to pay the Cash-Out Price. Such forward-looking statements are subject to a number of known and unknown risks and uncertainties that could cause actual results, performance or achievements to differ materially from those described or implied in such forward-looking statements. Accordingly, actual results may differ materially from such forward-looking statements. The forward-looking statements relating to the Transaction discussed above are based on the Company’s current expectations, assumptions, estimates and projections about the Company and involve significant risks and uncertainties, including the many variables that may impact the Company’s projected cost savings, variables and risks related to consummation of the proposed Transaction, SEC regulatory review of the Company’s filings related to the proposed Transaction, and the continuing determination of the Board and Transaction Committee that the proposed Transaction is in the best interests of the Company and its stockholders. The Company assumes no obligation for updating any such forward-looking statements to reflect actual results, changes in assumptions or changes in other factors affecting such forward-looking statements.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TILE SHOP HOLDINGS, INC.

Date: October 6, 2025	By:	/s/ Cabell H. Lolmaugh
	Name:	Cabell H. Lolmaugh
	Title:	Chief Executive Officer